Exhibit 99.2 WaFd Inc. Announces Second Quarter 2026 Results
WaFd, Inc.
Fact Sheet
March 31, 2026
($ in Thousands)

	As of 09/25		As of 12/25		As of 03/26
Allowance for Credit Losses (ACL) - Total	$221,220		$221,039		$224,450
ACL - Loans	199,720		199,539		201,950
ACL - Unfunded Commitments	21,500		21,500		22,500
Total ACL as a % of Gross Loans	1.04%		1.05%		1.05%

Active Loan Types	09/25 QTR	09/25 YTD	12/25 QTR	12/25 YTD	03/26 QTR	03/26 YTD
Originations & Advances
Multi-Family	$67,649	$104,035	$131,805	$131,805	$114,375	$246,180
Commercial Real Estate	210,650	384,749	123,439	123,439	229,982	353,421
Commercial & Industrial	507,280	1,667,064	502,134	502,134	564,961	1,067,095
Construction	498,368	1,038,182	276,369	276,369	533,444	809,813
Land - Acquisition & Development	43,864	94,864	18,650	18,650	37,748	56,398
Consumer	44,962	206,943	40,745	40,745	41,550	82,295
	$1,372,773	$3,495,837	$1,093,142	$1,093,142	$1,522,060	$2,615,202
Repayments & Payoffs
Multi-Family	$74,857	$376,472	$169,890	$169,890	$144,320	$314,210
Commercial Real Estate	187,130	560,907	191,596	191,596	132,833	324,429
Commercial & Industrial	408,027	1,687,446	371,788	371,788	297,043	668,831
Construction	459,122	1,030,562	220,062	220,062	230,260	450,322
Land - Acquisition & Development	40,407	116,477	19,981	19,981	18,473	38,454
Consumer	55,707	208,658	49,090	49,090	36,475	85,565
	$1,225,250	$3,980,522	$1,022,407	$1,022,407	$859,404	$1,881,811
Inactive Loan Types
Originations & Advances
Single-Family Residential	—	211,686	—	—	30	30
Construction - Custom	15,840	95,835	—	—	—	—
Land - Consumer Lot Loans	—	7,340	—	—	—	—
HELOC	26,108	145,501	25,407	25,407	20,566	45,973
	$41,948	$460,362	$25,407	$25,407	$20,596	$46,003
Repayments & Payoffs
Single-Family Residential	226,780	916,903	270,137	270,137	232,157	502,294
Construction - Custom	10,467	77,143	12,799	12,799	8,628	21,427
Land - Consumer Lot Loans	7,286	26,841	6,254	6,254	5,702	11,956
HELOC	30,839	143,767	32,038	32,038	29,496	61,534
	$275,372	$1,164,654	$321,228	$321,228	$275,983	$597,211

Purchased Loans	$3,246	$113,069	$9,926	$9,926	$0	$9,926

Weighted Average Rate on Originations	6.87%		5.99%		6.22%
Weighted Average Rate on Payoffs	6.35%		6.31%		6.12%

Net Loan Fee Accretion	$3,515	$12,870	$3,267	$3,267	$4,104	$7,371
Net Discount Accretion on Acquired Loans	$5,242	$25,131	$6,101	$6,101	$5,764	$11,865

WaFd Fact Sheet Q2 2026	1

Exhibit 99.2 WaFd Inc. Announces Second Quarter 2026 Results
WaFd, Inc.
Fact Sheet
March 31, 2026
($ in Thousands)

	As of 09/25		As of 12/25		As of 03/26
Loans Receivable by Category	Amount	%	Amount	%	Amount	%
Multi-Family	$4,718,480	22.2%	$4,698,342	22.3%	$4,750,092	22.2%
Commercial Real Estate	3,604,600	17.0	3,561,865	17.0	3,670,285	17.0
Commercial & Industrial	2,392,685	11.2	2,530,666	12.0	2,798,568	13.1
Construction	1,756,890	8.2	1,742,158	8.3	1,955,180	9.1
Land - Acquisition & Development	179,099	0.8	177,768	0.8	197,044	0.9
Consumer	61,461	0.3	52,701	0.3	54,649	0.3
Total Active	12,713,215	59.8	12,763,500	60.7	13,425,818	62.6
Single-Family Residential	8,053,771	37.9	7,823,718	37.2	7,618,273	35.5
Construction - Custom	150,237	0.7	105,576	0.5	69,520	0.3
Land - Consumer Lot Loans	89,298	0.4	83,046	0.4	77,275	0.4
HELOC	267,871	1.3	261,240	1.3	252,319	1.2
Total Inactive	8,561,177	40.2	8,273,580	39.3	8,017,387	37.4
	21,274,392	100%	21,037,080	100%	21,443,205	100%
Less:
Loans in Process	773,606		783,233		1,063,129
Net Deferred Fees, Costs and Discounts	212,448		206,152		211,143
Loans at Amortized Cost	20,288,338		20,047,695		20,168,933

Less:
Allowance for Credit Losses (ACL) - Loans	199,720		199,539		201,950
Net Loans	$20,088,618		$19,848,156		$19,966,983

Net Loan Portfolio by Category	Amount	%	Amount	%	Amount	%
Multi-Family	$4,605,368	23.0%	$4,591,242	23.2%	$4,646,676	23.3%
Commercial Real Estate	3,546,962	17.7	3,505,521	17.7	3,611,179	18.1
Commercial & Industrial	2,327,200	11.6	2,462,384	12.4	2,722,472	13.6
Construction	1,086,965	5.4	1,025,434	5.2	940,245	4.7
Land - Acquisition & Development	133,027	0.6	139,326	0.7	160,874	0.8
Consumer	58,603	0.3	50,194	0.3	51,876	0.3
Total Active	11,758,125	58.5	11,774,101	59.3	12,133,322	60.8
Single-Family Residential	7,898,051	39.3	7,674,094	38.7	7,467,652	37.4
Construction - Custom	77,633	0.4	57,916	0.3	38,565	0.2
Land - Consumer Lot Loans	86,591	0.3	80,533	0.3	74,942	0.3
HELOC	268,218	1.4	261,512	1.4	252,502	1.3
Total Inactive	8,330,493	41.5	8,074,055	40.7	7,833,661	39.2
	$20,088,618	100%	$19,848,156	100%	$19,966,983	100%

Loan Contractual Term to Maturity or Repricing[1]	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$7,597,733	6.74%	$7,195,026	6.67%	$7,186,683	6.57%
From 4 to 6 months	510,018	5.22	348,029	4.39	697,759	5.07
From 7 to 9 months	458,216	4.54	549,421	4.41	479,410	4.01
From 10 to 12 months	560,805	4.37	452,195	3.95	500,864	4.51
1 to 3 years	2,427,306	4.30	2,210,585	4.48	2,290,380	4.60
3 to 5 years	1,790,498	5.14	1,831,468	5.17	1,735,993	5.21
More than 5 years	6,943,762	4.20	7,460,971	4.18	7,277,844	4.18
Total	$20,288,338	5.28%	$20,047,695	5.20%	$20,168,933	5.20%
[1]Includes the effect of derivatives.

WaFd Fact Sheet Q2 2026	2

Exhibit 99.2 WaFd Inc. Announces Second Quarter 2026 Results
WaFd, Inc.
Fact Sheet
March 31, 2026
($ in Thousands)

	As of 09/25		As of 12/25		As of 03/26
Loans by State	Amount	%	Amount	%	Amount	%
Washington	$5,593,068	27.6%	$5,483,287	27.4%	$5,514,736	27.3%
Idaho	916,571	4.5	889,654	4.4	897,510	4.4
Oregon	2,467,622	12.2	2,393,259	11.9	2,310,279	11.5
Utah	1,905,473	9.4	1,875,494	9.4	1,810,775	9.0
Nevada	809,737	4.0	810,694	4.0	794,031	3.9
Texas	2,313,800	11.4	2,323,979	11.6	2,472,011	12.3
Arizona	2,302,659	11.3	2,230,436	11.1	2,266,443	11.2
New Mexico	791,414	3.9	800,433	4.0	804,986	4.0
California	2,833,719	14.0	2,779,329	13.9	2,753,103	13.7
Other	354,275	1.7	461,130	2.3	545,059	2.7
Total	$20,288,338	100%	$20,047,695	100%	$20,168,933	100%

Non-Performing Assets	Amount	%	Amount	%	Amount	%
Non-accrual loans:
Multi-Family	$19,121	15.0%	$31,710	16.5%	$34,385	27.7%
Commercial Real Estate	69,972	54.4	68,501	35.8	4,682	3.8
Commercial & Industrial	11,047	8.6	58,180	30.4	54,728	44.2
Construction	3,400	2.6	3,400	1.8	—	—
Land - Acquisition & Development	—	—	—	—	—	—
Single-Family Residential	23,741	18.4	26,579	13.9	28,188	22.8
Construction - Custom	760	0.6	2,054	1.1	760	0.6
Land - Consumer Lot Loans	23	—	270	0.1	325	0.3
HELOC	412	0.3	481	0.3	593	0.5
Consumer	152	0.1	173	0.1	198	0.2
Total non-accrual loans	128,628	100%	191,348	100%	123,859	100%
Real Estate Owned	11,084		8,738		8,125
Other Property Owned	3,310		3,310		—
Total non-performing assets	$143,022		$203,396		$131,984

Non-accrual loans as % of total net loans	0.64%		0.96%		0.62%
Non-performing assets as % of total assets	0.54%		0.75%		0.48%

Net Charge-offs (Recoveries) by Category	09/25 QTR	CO % (a)	12/25 QTR	CO % (a)	3/26 QTR	CO % (a)
Multi-Family	$182	0.02%	$—	—%	$81	0.01%
Commercial Real Estate	—	—	(648)	(0.07)	(7)	—
Commercial & Industrial	577	0.10	4,191	0.66	124	0.02
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(7)	(0.02)	(109)	(0.25)	(7)	(0.01)
Single-Family Residential	(4)	—	45	—	25	—
Construction - Custom	(2)	(0.01)	(2)	(0.01)	(2)	(0.01)
Land - Consumer Lot Loans	—	—	—	—	—	—
HELOC	(1)	—	—	—	(1)	—
Consumer	303	1.97	204	1.55	376	2.75
Total net charge-offs (recoveries)	$1,048	0.02%	$3,681	0.07%	$589	0.01%
(a)Annualized Net Charge-offs (recoveries) divided by Gross Balance

WaFd Fact Sheet Q2 2026	3

Exhibit 99.2 WaFd Inc. Announces Second Quarter 2026 Results
WaFd, Inc.
Fact Sheet
March 31, 2026
($ in Thousands)

	09/25 QTR	09/25 YTD	12/25 QTR	12/25 YTD	03/26 QTR	03/26 YTD
Efficiency
Operating Expenses/Average Assets	1.61%	1.58%	1.57%	1.57%	1.61%	1.59%
Efficiency Ratio (%)	56.82%	58.92%	55.25%	55.25%	55.66%	55.45%
Amortization of Intangibles	$2,198	$9,875	$2,058	$2,058	$1,974	$4,032

EOP Numbers
Shares Issued and Outstanding	78,186,520		76,448,351		73,855,919

Share repurchase information
Remaining shares authorized for repurchase	8,162,654		6,256,136		7,992,669
Shares repurchased	969,653	3,447,771	1,950,013	1,950,013	2,738,096	4,688,109
Average share repurchase price	$29.74	$29.56	$29.75	$29.75	$31.85	$30.98

Tangible Common Shareholders' Book Value	As of 09/25	As of 12/25	As of 03/26
$ Amount	$2,297,482	$2,286,322	$2,235,772
Per Share	29.38	29.91	30.27

# of Employees	2,029	2,049	2,070

Investments
Available-for-sale:
Agency MBS	$2,603,153	$3,236,388	$3,478,537
Other	930,048	905,897	873,721
	$3,533,201	$4,142,285	$4,352,258
Held-to-maturity:
Agency MBS	$645,802	$764,794	$745,727
	$645,802	$764,794	$745,727

	09/25 QTR	09/25 YTD	12/25 QTR	12/25 YTD	03/26 QTR	03/26 YTD
MBS Repayments	$113,640	$335,543	$117,282	$117,282	$107,198	$224,480
MBS Net Premium Amortization	$2,796	$5,121	$3,276	$3,276	$4,076	$7,352

WaFd Fact Sheet Q2 2026	4

Exhibit 99.2 WaFd Inc. Announces Second Quarter 2026 Results
WaFd, Inc.
Fact Sheet
March 31, 2026
($ in Thousands)

	As of 09/25			As of 12/25			As of 03/26
Deposits & Branches by State	Amount	%	#	Amount	%	#	Amount	%	#
Washington	$8,685,124	40.5%	73	$8,479,452	39.6%	73	$8,504,298	40.3%	73
Idaho	935,047	4.4	21	936,443	4.4	21	926,134	4.4	21
Oregon	2,724,526	12.7	36	2,926,616	13.7	36	2,827,773	13.4	36
Utah	601,054	2.8	9	550,998	2.6	9	558,689	2.6	9
Nevada	559,906	2.5	8	532,178	2.5	8	544,906	2.6	8
Texas	760,636	3.6	5	1,171,402	5.4	5	961,614	4.5	5
Arizona	1,641,460	7.7	28	1,651,572	7.7	28	1,671,233	7.9	28
New Mexico	1,802,886	8.4	18	1,675,873	7.8	18	1,799,259	8.5	18
California	3,726,997	17.4	10	3,492,436	16.3	10	3,330,245	15.8	10
Total	$21,437,636	100%	208	$21,416,970	100%	208	$21,124,151	100%	208

Deposits by Type	Amount	%		Amount	%		Amount	%
Non-Interest Checking	$2,567,539	12.0%		$2,692,680	12.6%		$2,577,976	12.2%
Interest Checking	4,865,808	22.7		5,187,008	24.2		5,151,103	24.4
Savings	701,558	3.4		722,188	3.5		726,630	3.5
Money Market	4,171,627	19.4		4,264,098	19.9		4,291,212	20.3
Time Deposits	9,131,104	42.6		8,550,996	39.8		8,377,230	39.6
Total	$21,437,636	100%		$21,416,970	100%		$21,124,151	100%

Deposits Uninsured & Non-collateralized - EOP	$5,302,026	24.7%		$5,607,476	26.2%		$5,333,317	25.2%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$3,426,185	3.79%		$2,427,461	3.77%		$4,207,471	3.68%
From 4 to 6 months	2,367,760	3.82%		4,007,405	3.71%		2,025,605	3.41%
From 7 to 9 months	2,426,103	3.85%		1,185,086	3.43%		1,224,586	3.42%
From 10 to 12 months	507,109	3.54%		558,606	3.25%		536,210	3.19%
1 to 3 years	393,468	2.95%		361,495	2.95%		373,016	2.95%
3 to 5 years	10,479	0.32%		10,943	0.32%		10,342	0.32%

Borrowings (Effective Maturity)[1]	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$730,000	4.30%		$800,000	3.70%		$1,425,000	3.85%
From 4 to 6 months	100,000	1.46%		—	—%		118,879	4.52%
From 7 to 9 months	—	—%		117,970	4.52%		150,000	3.81%
From 10 to 12 months	117,041	4.64%		150,000	3.81%		—	—%
1 to 3 years	—	—%		225,000	3.41%		225,000	3.51%
3 to 5 years	18,563	0.04%		993,562	1.06%		993,562	1.09%
More than 5 years	851,645	0.83%		201,879	4.57%		202,107	4.48%
[1]Includes junior subordinated debentures

	09/25 QTR	09/25 YTD	12/25 QTR	12/25 YTD	03/26 QTR	03/26 YTD
Net Premium(Discount) Amortization on Acquired Deposits and Borrowings	$(1,162)	$(7,042)	$(1,162)	$(1,162)	$(1,137)	$(2,299)

WaFd Fact Sheet Q2 2026	5

Exhibit 99.2 WaFd Inc. Announces Second Quarter 2026 Results
WaFd, Inc.
Fact Sheet
March 31, 2026
($ in Thousands)

Interest Rate Risk(b)	As of 09/25	As of 12/25	As of 03/26
NPV post up 100 bps shock	10.9%	10.7%	10.6%
NPV post down 100 bps shock	12.9%	12.8%	12.6%
Change in NII after up 100 bps shock	(0.1%)	(0.2%)	(0.1%)
Change in NII after down 100 bps shock	4.8%	4.8%	6.2%
(b)Assumes no balance sheet management actions taken.

Historical CPR Rates (c)
Average for Quarter Ended:	WAFD SFR Mortgages	WAFD GSE MBS
3/31/2024	4.8%	8.7%
6/30/2024	6.6%	12.0%
9/30/2024	8.6%	12.9%
12/31/2024	8.1%	12.7%
3/31/2025	8.1%	9.1%
6/30/2025	9.0%	12.5%
9/30/2025	7.5%	13.7%
12/31/2025	9.6%	13.3%
3/31/2026	8.1%	12.9%
(c)The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

		Balance		Cumulative Maturity/Repricing Through[1]:
March 31, 2026		Fixed	Variable	3 Months		6 Months		12 Months		24 Months
Assets
Cash	$669,799	—%	100%	$669,799	100%	$669,799	100%	$669,799	100%	$669,799	100%
Investments	5,097,985	55%	45%	1,918,085	38%	1,995,497	39%	2,011,710	39%	2,019,411	40%
Loans	20,168,933	48%	52%	7,186,683	36%	7,884,442	39%	8,864,716	44%	10,277,822	51%
	$25,936,717			$9,774,567	38%	$10,549,738	41%	$11,546,225	45%	$12,967,032	50%
Liabilities
Deposits	$21,124,151	40%	60%	$16,954,392	80%	$18,979,997	90%	$20,740,793	98%	$21,080,946	100%
Borrowings	3,114,548	98%	2%	1,477,107	47%	1,595,986	51%	1,745,986	56%	1,970,986	63%
	$24,238,699			$18,431,499	76%	$20,575,983	85%	$22,486,779	93%	$23,051,932	95%
[1]Includes the effect of derivatives.

WaFd Fact Sheet Q2 2026	6

Exhibit 99.2 WaFd Inc. Announces Second Quarter 2026 Results
WaFd, Inc.
Fact Sheet
March 31, 2026
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	September 30, 2025			December 31, 2025			March 31, 2026
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets
Loans receivable	$20,143,956	$271,787	5.35%	$19,919,355	$264,206	5.26%	$19,916,014	$262,148	5.34%
Mortgage-backed securities	3,095,991	32,953	4.22	3,649,588	38,902	4.23	4,163,644	44,341	4.32
Cash & investments	1,506,416	19,284	5.08	1,443,462	17,290	4.75	1,410,981	15,711	4.52
FHLB Stock	89,504	2,510	11.13	104,133	2,097	7.99	135,738	2,534	7.57

Total interest-earning assets	24,835,867	326,534	5.22%	25,116,538	322,495	5.09%	25,626,377	324,734	5.14%
Other assets	1,704,915			1,735,851			1,724,237
Total assets	$26,540,782			$26,852,389			$27,350,614

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$18,749,992	143,874	3.04%	$18,676,059	136,214	2.89%	$18,515,826	125,999	2.76%
Borrowings	1,848,601	12,754	2.74	2,174,736	15,171	2.77	2,877,764	21,165	2.98

Total interest-bearing liabilities	20,598,593	156,628	3.02%	20,850,795	151,385	2.88%	21,393,590	147,164	2.79%
Noninterest-bearing customer accounts	2,605,377			2,636,122			2,603,558
Other liabilities	313,714			331,539			319,343
Total liabilities	23,517,684			23,818,456			24,316,491
Shareholders’ equity	3,023,098			3,033,933			3,034,123
Total liabilities and equity	$26,540,782			$26,852,389			$27,350,614

Net interest income/interest rate spread		$169,906	2.20%		$171,110	2.21%		$177,570	2.35%

Net interest margin(1)			2.71%			2.70%			2.81%
(1)Annualized net interest income divided by average interest-earning assets

WaFd Fact Sheet Q2 2026	7

Exhibit 99.2 WaFd Inc. Announces Second Quarter 2026 Results
WaFd, Inc.
Fact Sheet
March 31, 2026
Delinquency Summary
($ in Thousands)

				# of Loans
Type of Loans	#Loans	AVG Size	Loans Amortized Cost	30	60	90	Total	% Based on #	$ Delinquent	% Based on $
March 31, 2026
Multi-Family	1,850	2,526	$4,672,599	14	1	10	25	1.35%	$48,153	1.03%
Commercial Real Estate	1,224	2,984	3,652,683	3	—	2	5	0.41	2,692	0.07
Commercial & Industrial	6,237	448	2,791,133	58	14	15	87	1.39	62,239	2.23
Construction	355	2,696	956,957	—	—	—	—	—	—	—
Land - Acquisition & Development	83	2,031	168,566	—	—	—	—	—	—	—
Single-Family Residential	20,019	375	7,501,331	41	11	79	131	0.65	39,929	0.53
Construction - Custom	48	810	38,867	1	—	1	2	4.17	892	2.30
Land - Consumer Lot Loans	787	98	76,763	—	—	5	5	0.64	325	0.42
HELOC	3,951	65	255,352	12	4	7	23	0.58	1,895	0.74
Consumer	5,309	10	54,682	32	25	41	98	1.85	590	1.08
	39,863	506	$20,168,933	161	55	160	376	0.94%	$156,715	0.78%

December 31, 2025
Multi-Family	1,851	2,494	$4,617,085	12	3	7	22	1.19%	$37,609	0.81%
Commercial Real Estate	1,226	2,894	3,547,626	1	2	6	9	0.73	66,631	1.88
Commercial & Industrial	5,844	432	2,524,486	40	8	13	61	1.04	60,799	2.41
Construction	374	2,791	1,043,910	1	—	1	2	0.53	3,673	0.35
Land - Acquisition & Development	87	1,684	146,548	—	—	—	—	—	—	—
Single-Family Residential	20,355	379	7,709,942	45	16	67	128	0.63	40,712	0.53
Construction - Custom	89	656	58,371	—	—	2	2	2.25	2,055	3.52
Land - Consumer Lot Loans	827	100	82,490	2	2	4	8	0.97	415	0.50
HELOC	4,053	65	264,462	14	4	4	22	0.54	2,090	0.79
Consumer	6,954	8	52,775	35	19	36	90	1.29	406	0.77
	41,660	481	$20,047,695	150	54	140	344	0.83%	$214,390	1.07%

September 30, 2025
Multi-Family	1,851	2,502	$4,631,321	—	3	4	7	0.38%	$20,644	0.45%
Commercial Real Estate	1,251	2,869	3,588,950	2	1	6	9	0.72	51,041	1.42
Commercial & Industrial	5,537	431	2,386,363	5	12	35	52	0.94	1,185	0.05
Construction	358	3,087	1,105,101	—	—	—	—	—	—	—
Land - Acquisition & Development	84	1,666	139,922	—	—	—	—	—	—	—
Single-Family Residential	20,773	382	7,936,931	55	20	65	140	0.67	46,088	0.58
Construction - Custom	134	584	78,243	—	—	1	1	0.75	760	0.97
Land - Consumer Lot Loans	874	101	88,696	2	1	3	6	0.69	332	0.37
HELOC	4,166	65	271,286	12	5	5	22	0.53	2,182	0.80
Consumer	6,620	9	61,525	25	14	45	84	1.27	353	0.57
	41,648	487	$20,288,338	101	56	164	321	0.77%	$122,585	0.60%

WaFd Fact Sheet Q2 2026	8